Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.
Execution Version
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of October 29, 2025 (the “Seventh Amendment Effective Date”) among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto (including the New Lenders (as defined below)) and CITIBANK, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement);
    WHEREAS, each New Lender has agreed to make Revolving Loans and to become a Lender under the Credit Agreement, as more specifically described herein; and
WHEREAS, the parties to this Amendment desire to enter into this Amendment to amend the Existing Credit Agreement as provided herein.
NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement.
Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 2 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree that:
(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:
“Aggregate Elected Revolving Commitment Amount” shall mean, at any time, an amount equal to the sum of the aggregate Elected Revolving Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.16. The Aggregate Elected Revolving Commitment Amount as of the Seventh Amendment Effective Date is $1,450,000,000.
“Arrangers” shall mean Citi, Mizuho Bank, Ltd., Keybanc Capital Markets Inc., Deutsche Bank AG New York Branch, Wells Fargo Securities, LLC, Truist Securities, Inc., MUFG Bank, Ltd., TD Securities (USA) LLC, Sumitomo Mitsui Banking Corporation, Royal Bank of Canada and Barclays Bank PLC, each in its capacity as a joint lead arranger and joint bookrunner in respect of the Facility.
“Borrowing Base” shall mean, at any time, an amount determined in accordance with Section 2.14, as may be adjusted from time to time pursuant to

Section 2.14. As of the Seventh Amendment Effective Date, the Borrowing Base will be $1,500,000,000. Notwithstanding anything herein to the contrary, not more than fifteen percent (15%) of the Borrowing Base may be comprised of the PV-9 of Proved Reserves associated with Production Sharing Contracts.
“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party under this Agreement.
(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following defined term in the appropriate alphabetical order:
“Seventh Amendment” shall mean that certain Seventh Amendment to Amended and Restated Credit Agreement, dated as of the Seventh Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Seventh Amendment Effective Date” shall mean October 29, 2025.
(c)    Schedule 1.1(a) to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1(a) attached hereto; provided that immediately after giving effect to this Amendment and any Revolving Loans made on the Seventh Amendment Effective Date, (a) each Lender (including each Lender party hereto that was not a Lender immediately prior to the Seventh Amendment Effective Date (each such Lender, a “New Lender”)) who holds Revolving Loans in an aggregate amount less than its Revolving Commitment Percentage (after giving effect to this Amendment) shall advance new Revolving Loans which shall be disbursed to the Administrative Agent and used to repay Revolving Loans outstanding to each Lender who holds Revolving Loans in an aggregate amount greater than its Revolving Commitment Percentage (after giving effect to this Amendment), (b) each Lender’s (including each New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Revolving Commitment Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (including each New Lender) equals its Revolving Commitment Percentage and (d) each Lender party hereto hereby waives any break funding payments owing to any such Lender that are required under Section 2.11 of the Credit Agreement as a result of the reallocation of the Revolving Loans and the other adjustments contemplated by this Amendment.
SECTION 2.    Conditions Precedent.
The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:
2.1    Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and each of the Lenders.

2.2    Closing Certificate. The Administrative Agent shall have received a certificate executed by an Authorized Officer of the Borrower certifying that (a) no Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment and (b) each representation and warranty contained in Section 3 hereof shall be true and correct in all material respects, except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects, and except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.
2.3    Promissory Note. The Administrative Agent shall have received a promissory note substantially in the form of Exhibit G attached to the Credit Agreement executed by the Borrower in favor of each New Lender that has requested a promissory note, evidencing the Loans owing to such Lender.
2.4    Fees. The Borrower shall have paid or caused to be paid, the fees, costs and expenses required to be paid on the Seventh Amendment Effective Date under any fee letters entered into on or prior to the Seventh Amendment Effective Date by and between the Borrower and any Lender and to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).
SECTION 3.    Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:
3.1    Accuracy of Representations and Warranties. (a) Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment, all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (expect where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).
3.2    No Conflicts. None of the execution, delivery or performance by any Credit Party of this Amendment will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement, except to the extent that such breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries.
3.3    Due Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this

Amendment and performance of this Amendment and the Credit Agreement, and has duly executed and delivered this Amendment.
3.4    Validity and Binding Effect. This Amendment and the Credit Agreement constitute the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION 4.    New Lenders. Each New Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender or agent thereunder; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender. Each Lender represents and warrants that, in participating as a Lender, it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business, and not for the purpose of investing in the general performance or operations of the Borrower or any Subsidiary thereof or for the purpose of purchasing, acquiring or holding any other type of financial instrument, such as a security (and each Lender hereby agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws).
SECTION 5.    Aggregate Elected Revolving Commitment Amounts.
In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, after giving effect to this Amendment, (a) each Lender hereby agrees that its Maximum Credit Amount, Elected Revolving Commitment and Revolving Commitment Percentage under the Credit Agreement effective as of the Seventh Amendment Effective Date shall be in the amount set forth opposite such Lender’s name on Schedule 1.1(a) to the Credit Agreement (as amended hereby), (b) after giving effect to any Borrowing made on the Seventh Amendment Effective Date, each Lender that has outstanding Revolving Loans (and participations in Letters of Credit) in amounts less than its Revolving Commitment Percentage of all outstanding Revolving Loans (and participations in Letters of Credit) shall purchase outstanding Revolving Loans (and participations in Letters of Credit) from Lenders that have outstanding Revolving Loans (and participations in Letters of Credit) in amounts greater than their Revolving Commitment Percentage of all outstanding Revolving Loans (and participations in Letters of Credit) such that each Lender holds Revolving Loans (and participations in Letters of Credit) in its Revolving Commitment Percentage of all outstanding Revolving Loans (and participations in Letters of Credit), including with respect to portions of any outstanding SOFR Loans which SOFR Loans shall otherwise remain outstanding through the last day of the Interest Period applicable thereto unless repaid prior thereto by the Borrower after giving effect to the adjustments described in this Section 5; provided, that in no event shall any such advance, disbursement or other adjustment be considered an extinguishment, novation or retirement of the Obligations under the Credit Agreement or any other Credit Document and (c) the adjustments pursuant to this Section 5 shall be deemed to occur simultaneously with the Seventh Amendment Effective Date. Notwithstanding anything to the contrary, each Lender that would otherwise be entitled to request or require that the Borrower pay any break-funding payments pursuant to Section 2.11 of the Existing Credit Agreement expressly waives the requirement that the Borrower pay any such break-funding payments pursuant to Section 2.11 of the Existing Credit Agreement as a result of the reallocation of Revolving Loans and other adjustments set forth in this Amendment.
SECTION 6.    Borrowing Base Redetermination.
Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 2 hereof and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, (a) the Administrative Agent and the Lenders hereby confirm the Borrowing Base, effective as of the date hereof, to be $1,500,000,000 and (b) the Administrative Agent, the Lenders, the Borrower and the other Credit Parties hereby agree and acknowledge that such Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower hereby accepts such Borrowing Base to be effective upon the Seventh Amendment Effective Date. The confirmation of the Borrowing Base hereunder shall constitute the semi-annual Scheduled Redetermination for October 2025.
SECTION 7.    Miscellaneous.
7.1    Confirmation and Effect. The provisions of the Credit Agreement shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, and each reference to the “Credit Agreement” in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents.
7.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party and (d) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.
7.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
7.4    Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
7.5    COMPLETE AGREEMENT. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE AGREEMENT OF THE BORROWER, THE GUARANTORS, THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE GUARANTORS, THE GRANTORS, ANY AGENT NOR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.
7.6    Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
7.7    Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
7.8    Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
7.9    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent in accordance with Section 13.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
7.10    Credit Documents. The Borrower acknowledges and agrees that this Amendment is a Credit Document.
7.11    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Clio C. Crespy
	Name:	Clio C. Crespy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page
Seventh Amendment – California Resources Corporation

SUBSIDIARY GRANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES ELK HILLS, LLC
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC
CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC
CALIFORNIA RESOURCES TIDELANDS, INC.
CALIFORNIA RESOURCES WILMINGTON, LLC
CRC CONSTRUCTION SERVICES, LLC
CRC MARKETING, INC.
CRC SERVICES, LLC
SOCAL HOLDING, LLC
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY
TIDELANDS OIL PRODUCTION COMPANY LLC
ELK HILLS POWER, LLC
AERA ENERGY LLC
AERA ENERGY SERVICES COMPANY
AERA FEDERAL LLC
BELRIDGE FARMS & PACKING LLC
GREEN GATE INTERMEDIATE LLC
GREEN GATE RESOURCES E LLC
GREEN GATE RESOURCES HOLDINGS LLC
GREEN GATE RESOURCES PARENT LLC
GREEN GATE RESOURCES S LLC
GREEN GATE SAN ARDO LLC
PETRA MERGER SUB S, LLC
TERRAIN TECHNOLOGY INC.

	By:	/s/ Clio C. Crespy
	Name:	Clio C. Crespy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page
Seventh Amendment – California Resources Corporation

[*****]
Signature Page
Seventh Amendment – California Resources Corporation